Exhibit 10.4
THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of September 10, 2008, is entered into among SPARTECH CORPORATION, a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer.
BACKGROUND
     A. The Borrower, the Lenders, the Administrative Agent, and the L/C Issuer heretofore entered into that certain Fourth Amended and Restated Credit Agreement, dated as of June 2, 2006, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of March 7, 2008, and that certain Waiver and Amendment Agreement to Fourth Amended and Restated Credit Agreement, dated as of July 30, 2008 (the “Waiver and Amendment”) (said Credit Agreement, as so waived or amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
     B. The Borrower, the Lenders, the Administrative Agent, and the L/C Issuer desire to amend the Credit Agreement.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Administrative Agent, and the L/C Issuer covenant and agree as follows:
     1. AMENDMENTS TO THE CREDIT AGREEMENT.
     (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order to read as follows:
     “Collateral” means any collateral in which a Lien is granted by any Person to the Collateral Agent to secure the Senior Secured Obligations pursuant to the Collateral Documents.
     “Collateral Agent” means Bank of America in its capacity as collateral agent for the Creditors, or any successor thereto under the Intercreditor Agreement.
     “Collateral Documents” means the Security Agreement, any Mortgage Instrument, and any document related thereto.
     “Consolidated Total Assets” means, at any date, for the Borrower and its Subsidiaries, the total assets as of such date which would be shown as assets on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP.
     “Creditor” has the meaning specified in the Intercreditor Agreement.
     “Disclosed Transaction” means the asset exchange previously disclosed to the Lenders.
     “Excess Cash Flow” means, for any period for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of, without duplication, in each case for such period (a) the sum of (i) EBITDA (excluding for purposes of the determination of Excess Cash Flow only, the addition of any cash restructuring expenses), (ii) interest income received in cash, and (iii) net decrease (if any) in working capital minus (b) the sum of (i) Restricted Payments, (ii) aggregate amount of federal, state, local and foreign income taxes paid in cash, (iii) unfinanced cash portion of Capital Expenditures, (iv) amounts expended for Permitted Acquisitions, (v) scheduled principal repayments of Indebtedness (other than Indebtedness of the Borrower or any Subsidiary owing to the Borrower or another Subsidiary) and, without duplication, payments of such Indebtedness which result in a permanent reduction of any commitment related thereto, (vi) interest and fees in respect of any Indebtedness (other than Indebtedness of the Borrower or any Subsidiary owing to the Borrower or another Subsidiary) actually paid in cash, and (vii) net increases (if any) in working capital.
     “Extraordinary Receipt” means any cash received by or paid to or for the account of any Person in excess of $1,000,000 not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments; provided, however, that an Extraordinary Receipt shall not include cash receipts from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.
     “Fixed Charge Coverage Ratio” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) the sum of (i) EBITDA minus (ii) Capital Expenditures, minus (iii) income tax expense to (b) the sum of (i) cash Consolidated Interest Expense, plus (ii) Dividends and (iii) scheduled installment payments of principal of Consolidated Indebtedness, in each case for the four consecutive fiscal quarters most recently ended.
     “Granting Party” means each Domestic Subsidiary of the Borrower.
     “Intercreditor Agreement” means that certain Intercreditor and Collateral Agency Agreement, dated as of September 10, 2008, among the Collateral Agent, the Administrative Agent on behalf of each of the Lenders, Calyon New York Branch, and the Noteholders and consented to by the Borrower and each Granting Party, as hereafter amended, modified or supplemented from time to time, substantially in the form of Exhibit F.
     “Loan Prepayment Basis” has the meaning specified in Section 2.04(c).
     “Majority Creditors” has the meaning specified in the Intercreditor Agreement.
     “Mortgage Instrument” has the meaning specified in Section 6.15.
     “Mortgaged Property” has the meaning specified in Section 6.15.
     “Net Cash Proceeds” means:
     (a) with respect to any Asset Sale by the Borrower or any of its Subsidiaries, or any Extraordinary Receipt received or paid to the account of the Borrower or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such transaction (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the reasonable and customary out-of-pocket expenses incurred by the Borrower or such Subsidiary in connection with such transaction and (C) taxes reasonably estimated to be actually payable as a result of the relevant transaction; provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Asset Sale, the aggregate amount of such excess shall constitute Net Cash Proceeds; and
     (b) with respect to the sale or issuance of any Equity Interest by the Borrower or any of its Subsidiaries, or the incurrence or issuance of any Indebtedness by the Borrower or any of its Subsidiaries, the excess of (i) the sum of the cash and cash equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by the Borrower or such Subsidiary in connection therewith.
     “Noteholders” means, collectively, the holders, from time to time, of (a) the Borrower’s 5.54% Senior Notes due 2016 and (b) the Borrower’s 5.78% Senior Notes due 2011.
     “Reinvestment Property” has the meaning set forth in Section 2.04(c).
     “Senior Secured Obligations” has the meaning specified in the Intercreditor Agreement.

     “Security Agreement” means that certain Security Agreement, dated as of September 10, 2008, by the Borrower and each Granting Party in favor of the Collateral Agent for the benefit of the Creditors, substantially in the form of Exhibit G.
     “Superpriority Amount” has the meaning specified in the Intercreditor Agreement.
     “Third Amendment Closing Date” means September 10, 2008.
     (b) Section 1.01 of the Credit Agreement is hereby further amended by deleting the defined terms “Canadian Facility”, “Canadian Facility Documents” and “Interest Coverage Ratio” therefrom.
     (c) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “Applicable Rate” means the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

			Eurodollar Rate
Pricing		Commitment	for Loans and	Base Rate
Level	Leverage Ratio	Fee	Letters of Credit	for Loans
1	Less than 2.75 to 1.00	0.300	1.500	0.500
2	Greater than or equal to 2.75 to 1.00, but less than 3.25 to 1.00	0.350	1.750	0.750
3	Greater than or equal to 3.25 to 1.00, but less than 3.75 to 1.00	0.400	2.000	1.000
4	Greater than or equal to 3.75 to 1.00, but less than 4.00 to 1.00	0.450	2.250	1.250
5	Greater than or equal to 4.00 to 1.00	0.500	2.500	1.500
     Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered for any fiscal quarter pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section 6.02(a), then Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the first Business Day immediately following the date such Compliance Certificate is actually delivered to the Administrative Agent. Notwithstanding the foregoing, the Applicable Rate in effect from and after the Third Amendment Closing Date through and including the date the Compliance Certificate is delivered pursuant to Section 6.02(a) for the third fiscal quarter of fiscal year 2008 shall be Pricing Level 4.
     In the event that any financial statement delivered pursuant to Section 6.01(a) or 6.01(b) or any Compliance Certificate delivered pursuant to Section 6.02(a) is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable

Rate applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Rate shall be determined using the Pricing Level applicable for such Applicable Period based upon the corrected Compliance Certificate, and (iii) the Borrower shall immediately pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof. This paragraph shall not limit the rights of the Administrative Agent and the Lenders under Section 2.07 and Article VIII and other provisions of this Agreement. The obligations of the Borrower under this paragraph shall survive termination of the Commitments and the repayment of all other Obligations hereunder.
     (d) The definition of “EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “EBITDA” for any period means Consolidated Net Income for such period plus all amounts deducted in the computation thereof on account of (a) Consolidated Interest Expense, (b) depreciation and amortization expenses and other non-cash charges (included but not limited to expensing of stock options, fixed asset write-offs and impairments of goodwill), (c) income and profits taxes, and (d) cash restructuring expenses; provided, however, the aggregate amount of cash restructuring expenses which may be added to determine EBITDA shall not exceed $5,000,000 for any period of four consecutive fiscal quarters.
     (e) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “Loan Documents” means this Agreement, the Notes, the Agent Fee Letter, each Guaranty, each Request for Credit Extension, each Compliance Certificate, each Collateral Document, and any other agreement executed, delivered or performable by any Loan Party in connection herewith or as security for the Obligations.
     (f) The definition of “Restricted Payments” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “Restricted Payments” means (i) the authorization, declaration or payment of any Dividend, (ii) the payment, purchase or redemption of principal of or interest on any Subordinated Debt, (iii) Stock Redemptions, (iv) any voluntary or optional prepayment or voluntary or optional redemption of the Borrower’s 5.54% Senior Notes due 2016 or the Borrower’s 5.75% Senior Notes due 2011 and (v) any voluntary or optional prepayment of the Indebtedness under the Calyon Credit Documents.
     (g) Section 2.04 of the Credit Agreement is hereby amended to read as follows:

     2.04 Prepayments.
     (a) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 10:00 a.m. (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages.
     (b) If for any reason the Total Outstandings at any time exceed the Aggregate Commitments then in effect, the Borrower shall immediately prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.04(b) unless after the prepayment in full of the Loans the Total Outstandings exceed the Aggregate Commitments then in effect.
     (c) If the Borrower or any of its Subsidiaries makes an Asset Sale (other than any Asset Sale permitted by Section 7.02(a), (b) or (c)) which results in the realization by such Person of Net Cash Proceeds, the Borrower shall immediately prepay an aggregate principal amount of Loans equal to (x) such Net Cash Proceeds that exceed $1,000,000 (such amount of Net Cash Proceeds as the “Loan Prepayment Basis”) times (y)(i) if the Leverage Ratio as of the last fiscal quarter preceding such Asset Sale is greater than or equal to 3.50 to 1.00, 75% of such Loan Prepayment Basis, (ii) if the Leverage Ratio as of the last fiscal quarter preceding such Asset Sale is less than 3.50 to 1.00 but greater than or equal to 2.50 to 1.00, 50% of such Loan Prepayment Basis, and (iii) if the Leverage Ratio as of the last fiscal quarter preceding such Asset Sale is less than 2.50 to 1.00, 0% of such Loan Prepayment Basis, provided that (A) the Required Lenders have approved the release of the Superpriority Amount and such release is effective and (B) the Asset Sale mandatory prepayment provisions (or corresponding provisions) in the Note Purchase Agreements and the Calyon Credit Agreement are similar to this Section 2.04(c) (such prepayments to be applied as set forth in clause (h) below and to be subject to the Intercreditor Agreement and to be reduced by any amounts required to be paid to other Creditors pursuant to the Intercreditor Agreement). Any portion of the Loan

Prepayment Basis not used to prepay the Loans shall be reinvested in Reinvestment Property so long as within 180 days after the receipt of such Net Cash Proceeds, such purchase shall have been consummated or contractually committed to be consummated pursuant to a definitive agreement (and, if so contractually committed, actually reinvested within 270 days of the date of receipt of such Net Cash Proceeds; and provided, however, that any such Net Cash Proceeds not subject to such definitive agreement or so reinvested as required above shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.04(c)). As used herein, “Reinvestment Property” means property that is useful in the business of the Borrower and its Subsidiaries.
     (d) Upon the sale or issuance by the Borrower or any of its Subsidiaries of any of its Equity Interests, the Borrower shall prepay an aggregate principal amount of Loans equal to 85% of all Net Cash Proceeds received therefrom (reduced by any amounts required to be paid to the other Creditors pursuant to the Intercreditor Agreement) immediately upon receipt thereof by the Borrower or such Subsidiary (such prepayments to be applied as set forth in clause (h) below and to be subject to the Intercreditor Agreement).
     (e) Upon the incurrence or issuance by the Borrower or any of its Subsidiaries of any Indebtedness, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom (reduced by any amounts required to be paid to the other Creditors pursuant to the Intercreditor Agreement) immediately upon receipt thereof by the Borrower or such Subsidiary (such prepayments to be applied as set forth in clause (h) below and to be subject to the Intercreditor Agreement).
     (f) Upon any Extraordinary Receipt received by or paid to or for the account of the Borrower or any of its Subsidiaries, and not otherwise included in clauses (c), (d) or (e) of this Section 2.04, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom (reduced by any amounts required to be paid to the other Creditors pursuant to the Intercreditor Agreement) immediately upon receipt thereof by the Borrower or such Subsidiary (such prepayments to be applied as set forth in clause (h) below and to be subject to the Intercreditor Agreement); provided, however, that with respect to any proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments, at the election of the Borrower, and so long as no Default shall have occurred and be continuing, the Borrower or such Subsidiary may apply such cash proceeds within 180 days after the receipt thereof to replace or repair the equipment, fixed assets or real property in respect of which such cash proceeds were received or contractually agree to such replacement or repair within such 180 day period pursuant to definitive agreement (and, if so contractually committed, actually utilized within 270 days of the date of receipt of such cash proceeds); and provided further, however, that any Net Cash Proceeds not subject to such definitive agreement or so applied as required above shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.04(f).
     (g) Within 15 days after the date that the Audited Financial Statements are required to be delivered pursuant to Section 6.01(a), commencing with the Audited

Financial Statements for fiscal year 2008, and by each such date for each fiscal year thereafter, the Borrower shall prepay Loans in an aggregate principal amount equal to (i) if the Leverage Ratio as of the last fiscal quarter of such fiscal year is greater than or equal to 3.50 to 1.00, 75% of the Excess Cash Flow, if any, for the immediately preceding fiscal year, (ii) if the Leverage Ratio as of the last fiscal quarter of such fiscal year is less than 3.50 to 1.00 but greater than or equal to 2.50 to 1.00, 50% of the Excess Cash Flow, if any, for the immediately preceding fiscal year, and (iii) if the Leverage Ratio as of the last fiscal quarter of such fiscal year is less than 2.50 to 1.00, 0% of the Excess Cash Flow for the immediately preceding fiscal year, provided that (A) the Required Lenders have approved the release of the Superpriority Amount and such release is effective and (B) the Excess Cash Flow mandatory prepayment provisions in the Note Purchase Agreements and the Calyon Credit Agreement are similar to this Section 2.04(g) (such prepayment to be applied as set forth in clause (h) below and to be subject to the Intercreditor Agreement and in each case to be reduced by any amounts to be paid to the other Creditors pursuant to the Intercreditor Agreement); provided, however, the Excess Cash Flow, if any, to be paid for the fiscal year ending 2008 shall be calculated on Excess Cash Flow, if any, for the last fiscal quarter of fiscal year 2008.
     (h) Any mandatory prepayment required pursuant to Section 2.04(b), (c), (d), (e), (f) or (g) shall (i) in addition to such prepayment amount, include any amounts required pursuant to Section 3.05, (ii) not be subject to any notice and minimum payment provisions, (iii) be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages of such Loans, and (iv) if the Loans have been repaid in full, to Cash Collateralize the L/C Obligations. Notwithstanding anything in this Section 2.04 to the contrary, the application of Net Cash Proceeds required to be made hereunder shall be applied as provided in the Intercreditor Agreement until such time, if any, that the Intercreditor Agreement is no longer in effect.
     (h) Section 2.05 of the Credit Agreement is hereby amended to read as follows:
     2.05 Termination or Reduction of Commitments. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 10:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the Letter of Credit Sublimit exceeds the amount of the Aggregate Commitments, the Letter of Credit Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All Commitment Fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. The Aggregate Commitments shall be automatically and permanently reduced by the amount of any mandatory prepayment of any Loan or any amount of Cash Collateral required to be made pursuant to Section 2.04 hereof (other than pursuant to Section 2.04(b)) or Section 2.5 of the Intercreditor Agreement, including any payment that would have otherwise been required to be made but for the fact that no Loans or Letters of Credit were outstanding in such amount.
     (i) Section 2.13 of the Credit Agreement is hereby amended to read as follows:
     2.13 [Intentionally Omitted.]
     (j) Section 5.13 of the Credit Agreement is hereby amended to read as follows:
     5.13 Subsidiaries. As of the Third Amendment Closing Date, the Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13 and has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13.
     (k) Section 6.14 of the Credit Agreement is hereby amended to read as follows:
     6.14 Minimum Borrower and Guarantor Consolidated Total Operating Income and Consolidated Total Assets. The Borrower shall cause either (a) at least 75% of the Consolidated Total Operating Income to be generated by the Borrower and the Guarantors or (ii) at least 75% of the Consolidated Assets to be owned by the Borrower and the Guarantors.
     (l) Article VI of the Credit Agreement is hereby amended by adding the following Section 6.15 thereto to read as follows:
     6.15 Collateral. The Borrower shall, and shall cause each Granting Party to, (a) execute the Security Agreement (or a joinder agreement thereto) in order to grant a Lien in all personal property (excluding certain intellectual property agreed to by the Required Lenders and covering only 65% of the equity interests of any Foreign Subsidiary) now or hereafter owned by the Borrower and such Granting Parties, subject only to Permitted Liens, in favor of the Collateral Agent, for the ratable benefit of the Creditors, to secure the Senior Secured Obligations pursuant to the terms and conditions of the Collateral Documents and (b) deliver such other documentation as the Collateral Agent may request in connection with the foregoing, including without limitation, landlord’s waivers, certified resolutions and other Organization Documents and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Collateral Agent’s Liens thereunder), all in form, content and scope satisfactory to the Collateral Agent. If requested by the Majority Creditors at any time after the Third Amendment Closing Date, the Borrower and each Granting Party shall enter into and deliver to the Collateral Agent a mortgage, deed of trust or other security document, in form and substance acceptable to the Collateral Agent (a “Mortgage Instrument”), with respect to each owned real property that has an aggregate fair market value of at least $3,000,000

(the “Mortgaged Property”) to secure the Senior Secured Obligations, together with such title insurance policies, evidence of insurance, insurance certificates and endorsements, surveys, appraisals, consents, estoppels, waivers, subordination agreements, bond resolutions, officers certificates, corporate documents, opinions of counsel, and other documents and instruments as the Collateral Agent shall reasonably request.
     (m) Article VII of the Credit Agreement is hereby amended to read as follows:
ARTICLE VII.
NEGATIVE COVENANTS
     So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:
     7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following (collectively, “Permitted Liens”):
     (a) Liens in respect of property of the Borrower or a Subsidiary existing on September 4, 2008 and described in Schedule 7.01, and any renewals or extensions thereof, provided (i) the property covered thereby is not changed and (ii) the amount of Indebtedness secured thereby is not increased;
     (b) Liens in respect of property acquired or constructed by the Borrower or a Subsidiary after the Closing Date, which are created at the time of or within 180 days after acquisitions or completion of construction of such property to secure Indebtedness assumed or incurred to finance all or any part of the purchase price or cost of construction of such property, provided that in any such case;
     (i) no such Lien shall extend to or cover any other property of the Borrower or such Subsidiary, as the case may be, and
     (ii) the aggregate principal amount of Indebtedness secured by all such Liens in respect of any such property shall not exceed the cost of such property and any improvements then being financed;
     (c) Liens in respect to property acquired by the Borrower or a Subsidiary after the Closing Date, existing on such property at the time of acquisition thereof (and not created in anticipation thereof), or in the case of any Person that after the Closing Date becomes a Subsidiary or is consolidated with or merged with or into the Borrower or a Subsidiary or sells, leases or otherwise disposes of all or substantially all of its property to the Borrower or a Subsidiary, Liens existing at the time such Person becomes a Subsidiary or is so consolidated or merged or effects such sale, lease or other disposition of property (and not created in anticipation thereof), provided that in any such case no such Lien shall extend to or cover any other property of the Borrower or such Subsidiary, as the case may be;
     (d) Liens securing Indebtedness owed by a Subsidiary to the Borrower or to a Wholly-Owned Subsidiary which is a Guarantor;
     (e) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;
     (f) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;
     (g) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;
     (h) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business;
     (i) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; and
     (j) Liens in respect of property of the Borrower and its Domestic Subsidiaries to secure the Senior Secured Obligations.
For purposes of this Section 7.01 any Lien existing in respect of property at the time such property is acquired or in respect of property of a Person at the time such Person is acquired, consolidated or merged with or into the Borrower or a Subsidiary shall be deemed to have been created at that time.
     7.02 Disposition of Assets. Make any sale, transfer, lease (as lessor), loan or other disposition of any property or assets (an “Asset Sale”), other than the following:
     (a) Asset Sales in the ordinary course of business;
     (b) Asset Sales of property or assets by a Subsidiary to the Borrower or a Wholly-Owned Subsidiary that is a Subsidiary Guarantor;

     (c) the Asset Sale as a result of the Disclosed Transaction; or
     (d) other Asset Sales, provided that in each case
     (i) immediately before and after giving effect thereto, no Default shall have occurred and be continuing, and
     (ii) the aggregate net book value of the property or assets disposed of in such Asset Sale and all other Asset Sales by the Borrower and its Subsidiaries during the immediately preceding twelve months does not exceed 15% of Consolidated Net Worth (as of the last day of the quarterly accounting period ending on or most recently prior to the last day of such twelve month period).
     For purposes of this Section 7.02, any Voting Equity Interests of a Subsidiary that are the subject of an Asset Sale shall be valued at the greater of (x) the fair market value of such shares as determined in good faith by the Board of Directors of the Borrower and (y) the aggregate net book value of the assets of such Subsidiary multiplied by a fraction of which the numerator is the aggregate number of Voting Equity Interests of such Subsidiary disposed of in such Asset Sale and the denominator is the aggregate number of Voting Equity Interests of such Subsidiary outstanding immediately prior to such Asset Sale.
     7.03 Consolidations and Mergers. Consolidate with or merge with any other corporation or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except a Subsidiary may consolidate with or merge with any other corporation or convey or transfer all or substantially all of its assets to (a) the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or a then-existing Wholly-Owned Subsidiary that is a Subsidiary Guarantor and (b) any Person in an Asset Sale involving all of the outstanding stock or all or substantially all of the assets of such Subsidiary, in either case subject to the limitation of Section 7.02.
     7.04 Loans and Investments. Purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Borrower (collectively, “Investments”), except for:
     (a) Investments held by the Borrower or any Subsidiary in the form of cash equivalents or short term marketable securities;
     (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

     (c) extensions of credit by the Borrower to any of its Wholly-Owned Subsidiaries or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries;
     (d) pledges or deposits as required in the ordinary course of business in connection with workmen’s compensation, unemployment insurance and other social security legislation;
     (e) advances, loans, extensions of credit or investments in the ordinary course of business; provided that the aggregate amount thereof shall not exceed $15,000,000;
     (f) Investments incurred in order to consummate Permitted Acquisitions; and
     (g) purchases and other acquisitions by the Borrower of stock of the Borrower to the extent permitted by Section 7.13.
     7.05 Limitation on Indebtedness. Create, assume, incur, guarantee, permit to exist or otherwise become liable in respect of any Indebtedness unless immediately before and after giving effect thereto no Default exists or would result therefrom; provided, however, notwithstanding anything herein to the contrary, in no event shall the aggregate amount of Indebtedness outstanding at any time of all Subsidiaries (excluding (i) Guarantees permitted pursuant to clauses (a), (b), (c) and (d) of Section 7.12, (ii) Indebtedness of a Subsidiary existing on July 30, 2008 and described in Schedule 7.05 but no increase of any such Indebtedness, (iii) Indebtedness of a Subsidiary that is a Guarantor owed to the Borrower or any Guarantor or Indebtedness of a Subsidiary that is not a Guarantor owed to the Borrower or any other Subsidiary, (iv) Indebtedness under the Loan Documents, and (v) Indebtedness of a Subsidiary secured by Liens permitted pursuant to clause (h) of Section 7.01), exceed $5,000,000 in aggregate amount.
     7.06 Consolidated Net Worth. Permit Consolidated Net Worth at any time to be less than the sum of (i) $350,000,000 plus (ii) 50% of Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ending on April 30, 2006 (excluding any fiscal quarter in which Consolidated Net Income is not positive) plus (iii) 85% of the net proceeds of any equity issued by the Borrower after January 31, 2006, minus (iv) non-cash impairment charges for goodwill, intangible and fixed assets at such time of determination.
     7.07 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio to be less than (a) 1.50 to 1.00 at the end of any fiscal quarter-end occurring during the period from and including the Third Amendment Closing Date through and including the fourth fiscal quarter of fiscal year 2009, (b) 1.75 to 1.00 at the end of any fiscal quarter-end occurring during the period from and including the first day of the first fiscal quarter of fiscal year 2010 through and including the second fiscal quarter of fiscal year 2010, and (c) 2.25 to 1.00 at the end of any fiscal quarter thereafter.

     7.08 Leverage Ratio. Permit the Leverage Ratio to exceed (a) 4.35 to 1.00 at any time from and including the Third Amendment Closing Date through and including the day immediately preceding the last day of the fourth fiscal quarter of fiscal year 2008, (b) 4.25 to 1.00 from and including the last day of the fourth fiscal quarter of fiscal year 2008 through and including the day immediately preceding the last day of the first fiscal quarter of fiscal year 2009, (c) 4.00 to 1.00 from and including the last day of the first fiscal quarter of fiscal year 2009 through and including the day immediately preceding the last day of the third fiscal quarter of fiscal year 2009, (d) 3.75 to 1.00 from and including the last day of the third fiscal quarter of fiscal year 2009 through and including the day immediately preceding the last day of the first fiscal quarter of fiscal year 2010, and (e) 3.50 to 1.00 thereafter.
     7.09 Sale/Leasebacks. Sell, lease, transfer or otherwise dispose of (collectively, a “transfer”) any asset on terms whereby the asset or a substantially similar asset is or may be leased or reacquired by the Borrower or any Subsidiary over a period in excess of three years, unless after giving effect to such transaction and the incurrence of Attributable Debt in respect thereof, the aggregate Attributable Debt in connection with all sale and leaseback transactions of the Borrower and its Subsidiaries entered into after the Third Amendment Closing Date in accordance with the provisions of this Section 7.09, does not exceed $10,000,000.
     7.10 Transactions with Affiliates. Enter into any transaction with any Affiliate of the Borrower (other than a Subsidiary), except upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would obtain in an comparable arm’s-length transaction with a Person not an Affiliate of the Borrower.
     7.11 Use of Proceeds. Use any portion of any Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock or (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock.
     7.12 Guarantees. Create, incur, assume or suffer to exist any Guarantees except:
     (a) endorsements for collection or deposit in the ordinary course of business;
     (b) Guarantees of Indebtedness of the Borrower and its Subsidiaries to the extent such Indebtedness is permitted hereunder, provided that all Guarantees in respect of Swap Contracts shall arise under contracts entered into in the ordinary course of business as bona fide hedging transactions;
     (c) Guarantees of the Borrower and its Subsidiaries existing as of the Closing Date and listed in Schedule 7.12; and
     (d) Guarantees of the Borrower or any Subsidiary in respect of the obligations (which do not constitute Indebtedness) of (i) in the case of the

Borrower, any Subsidiary, and (ii) in the case of any Subsidiary, the Borrower or any Subsidiary of such Subsidiary or any other Subsidiary.
     7.13 Restricted Payments. Declare or make any Restricted Payment except that (i) any Subsidiary may declare and pay Dividends to (x) the Borrower, (y) a Guarantor, and (z) the parent of such Subsidiary; and (ii) provided no Default exists or would result therefrom, the Borrower may pay Dividends not to exceed $1,650,000 in aggregate amount during any fiscal quarter commencing with the Borrower’s fourth fiscal quarter of fiscal year 2008.
     7.14 ERISA. (a) Engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of $2,000,000; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.
     7.15 Change in Business. Engage in any material line of business substantially different from those lines of business carried on by the Borrower and its Subsidiaries on the date hereof.
     7.16 Accounting Changes. Make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Borrower or of any Subsidiary.
     7.17 Amendment and Waivers of Subordinated Debt. Change or permit any Subsidiary to change or amend (or take any action or fail to take any action the result of which is an effective amendment or change) or accept any waiver or consent with respect to, any document, instrument or agreement relating to any Subordinated Debt that would result in (a) an increase in the principal, interest, overdue interest, fees or other amounts payable under any Subordinated Debt, (b) an acceleration of any date fixed for payment or prepayment of principal, interest, fees or other amounts payable under any Subordinated Debt (including, without limitation, as a result of any redemption), (c) a change in any of the subordination provisions of any Subordinated Debt, or (d) any other change in any term or provision of any Subordinated Debt that could reasonably be expected to have an adverse effect on the interest of the Lenders.
     7.18 Capital Expenditures. Permit Capital Expenditures of the Borrower and its Subsidiaries during (a) fiscal year 2008 to exceed $20,000,000, (b) fiscal year 2009 to exceed $26,000,000, (c) fiscal year 2010 to exceed $28,000,000, and (d) fiscal year 2011 to exceed $32,000,000.
     7.19 Senior Note Documents. Except as otherwise provided in the Intercreditor Agreement, change or permit any Subsidiary to change or amend (or take any action or fail to take any action the result of which is an effective amendment or change) or accept any waiver or consent with respect to, any Senior Note Document that would result in (a) an increase in the principal, interest, overdue interest, fees or other amounts payable under any Senior Note Document, (b) an acceleration of any date fix for payment or prepayment of principal, interest, overdue interest, fees or other amounts payable under any Senior Note Document, (c) the terms and provisions of the Senior Note Documents, including without limitation the negative covenants and the events of default, being more restrictive to the Borrower and its Subsidiaries than the terms and provisions of this Agreement, or (d) the Borrower or any Subsidiary being subject to any prohibition or limitation on making any payment or prepayment under the Loan Documents.
     7.20 Calyon Credit Documents. Except as otherwise provided in the Intercreditor Agreement, change or permit any Subsidiary to change or amend (or take any action or fail to take any action the result of which is an effective amendment or change) or accept any waiver or consent with respect to, any Calyon Credit Document that would result in (a) an increase in the principal, interest, overdue interest, fees or other amounts payable under any Calyon Credit Document, (b) an acceleration of any date fix for payment or prepayment of principal, interest, overdue interest, fees or other amounts payable under any Calyon Credit Document, (c) the terms and provisions of the Calyon Credit Documents, including without limitation the negative covenants and the events of default, being more restrictive to the Borrower and its Subsidiaries than the terms and provisions of this Agreement, or (d) the Borrower or any Subsidiary being subject to any prohibition or limitation on making any payment or prepayment under the Loan Documents.
     (n) Section 8.01(b) of the Credit Agreement is hereby amended to read as follows:
     (b) Specific Covenants. The Borrower or any Subsidiary fails to perform or observe any term, covenant or agreement contained in any of Section 6.03, 6.05, 6.11, 6.15, 7.01, 7.02, 7.03, 7.05, 7.06, 7.07, 7.08, 7.09, 7.13, 7.17, 7.18, 7.19 and 7.20 required to be performed or observed by it; or
     (o) Section 8.01 is hereby amended by (i) deleting “or” after subsection (j) thereof, (ii) deleting “.” after subsection (k) thereof and inserting “;” in lieu thereof and (iii) adding the following new subsection (l) thereto to read as follows:
     (l) Collateral Documents. Any Collateral Document shall for any reason (other than on account of the Collateral Agent’s election not to take possession of or make certain filings or registrations in respect of certain Collateral) fail to create a valid and perfected first priority (subject only to Permitted Liens) in any Collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document; or
     (p) Notwithstanding the amount of Aggregate Commitments, after September 9, 2008 the Total Outstandings shall not exceed $145,000,000 (as reduced by any amount that the Aggregate Commitments are reduced pursuant to Section 2.05 as a result of mandatory prepayments of the Loans required to be made pursuant to Sections 2.04(c), (d), (e), (f) and (g)), and the Borrower shall have no right to request any Credit Extension if, after giving effect thereto and the application of the proceeds thereof, the Total Outstandings would exceed $145,000,000 (as reduced as provided in the immediately preceding parenthetical); provided, however, if the Required Lenders have released the Superpriority Amount and such release is effective and the Leverage Ratio for the most recently ended fiscal quarter is less than 2.50 to 1.00, the Total Outstandings may be in an aggregate amount up to the Aggregate Commitments, without the need for any action or consent by the Administrative Agent or any Lender.
     (q) The Compliance Certificate is hereby amended to be in the form of Exhibit C attached to this Third Amendment.
     (r) Schedule 5.13 to the Credit Agreement is hereby amended to be in the form of Schedule 5.13 attached to this Third Amendment.
     (s) Schedule 7.01 to the Credit Agreement is hereby amended to be in the form of Schedule 7.01 attached to this Third Amendment.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Borrower has full corporate power and authority to execute, deliver and perform this Third Amendment and the Security Agreement, (ii) each Granting Party has full legal power and authority to execute, deliver and perform the Security Agreement, (iii) this Third Amendment, the Security Agreement and the Credit Agreement, as amended hereby, constitute the legal, valid and binding respective obligations of the Borrower, enforceable against the Borrower, in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws, and (iv) the Security Agreement constitutes the legal, valid and binding respective obligations of each Granting Party, enforceable against each Granting Party, in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) (i) the execution, delivery and performance by the Borrower of this Third Amendment, the Security Agreement and the Credit Agreement, as amended hereby, do not and will not conflict with, result in a breach of or constitute a default under, any Organization Document of the Borrower or any Contractual Obligation to which the Borrower is a party or by which its respective properties may be bound and (ii) the execution, delivery and performance by each Granting Party of the Security Agreement does not and will not conflict with, result in a breach of or constitute a default under any Organization Document of any Granting Party or any

Contractual Obligation to which any Granting Party is a party or by which its respective properties may be bound; and
     (e) (i) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (including the Borrower’s Board of Directors) not previously obtained is required for the execution, delivery or performance by the Borrower of this Third Amendment and the Security Agreement and (ii) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person (including any Granting Party’s Board of Directors or similar governing body) not previously obtained is required for the execution, delivery or performance by any Granting Party of the Security Agreement.
     3. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall be effective as of September 10, 2008, subject to the following:
     (a) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Required Lenders;
     (b) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Borrower and acknowledged by each Guarantor;
     (c) the representations and warranties set forth in Section 2 of this Third Amendment shall be true and correct;
     (d) the Administrative Agent shall have received from the Borrower for the benefit of each Lender executing and delivering this Third Amendment to the Administrative Agent or its counsel by the date and time communicated to the Lenders by the Administrative Agent an amendment fee in immediately available funds in an amount equal to the product of (i) 0.15% and (ii) the amount that each Lender’s Commitment;
     (e) the Administrative Agent shall have received counterparts of the Security Agreement executed by the Borrower and each Granting Party, together with related UCC-1 financing statements, intellectual property filings, stock or other appropriate certificates, if applicable, for 100% of the equity interest of each Domestic Subsidiary;
     (f) the Administrative Agent shall have received certificates showing the existence of all insurance policies required by the Collateral Documents, together with certificates and endorsements naming the Collateral Agent as loss payee and additional insured;
     (g) the Calyon Credit Agreement, and the Note Purchase Agreements shall have been amended in form and substance satisfactory to the Administrative Agent;
     (h) the Administrative Agent shall have received certificates of resolutions or other similar action, incumbency certificates and/or certificates of Responsible Officers of the Borrower and each Granting Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Third Amendment;

     (i) the Administrative Agent shall have received an opinion of the Borrower’s counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 2(c), (d) and (e) of this Third Amendment and with respect to such other matters as requested by the Administrative Agent or its counsel;
     (j) the Administrative Agent shall have received counterparts of the Intercreditor Agreement executed by all parties thereto (including the Administrative Agent on behalf of the Lenders);
     (k) the Administrative Agent shall have received all fees payable to the Administrative Agent and Arranger as agreed to by the Borrower;
     (l) the Borrower shall have paid all Attorney Costs of the Administrative Agent incurred in connection with this Third Amendment to the extent invoiced; and
     (m) the Administrative Agent and the Lenders shall have received in form and substance satisfactory to the Administrative Agent and the Lenders, such other documents and certificates as the Lenders shall require.
     4. GUARANTORS ACKNOWLEDGMENT. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Third Amendment, (ii) acknowledges and agrees that its obligations in respect of the Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under the Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Guaranty.
     5. DIRECTION TO EXECUTE INTERCREDITOR AGREEMENT. By signing below, each of the Lenders hereby directs and requests that the Administrative Agent execute the Intercreditor Agreement on behalf of the Lenders.
     6. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Third Amendment.
     (b) The Credit Agreement, as amended by this Third Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Third Amendment).

     8. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Third Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     9. GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely in such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law. This Third Amendment shall be binding upon all parties hereto and their respective successors and assigns.
     10. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.
     11. RELEASE. THE BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGE THAT THE OBLIGATIONS UNDER THE CREDIT AGREEMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS UNDER THE CREDIT AGREEMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY RELEASED PARTY (AS DEFINED BELOW). THE BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE THE ARRANGER, THE ADMINISTRATIVE AGENT, THE L/C ISSUER, EACH LENDER AND ITS PREDECESSORS, EACH RELATED PARTY TO ANY OF THE ABOVE, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, AGENTS, ATTORNEYS-IN-FACT, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS THIRD AMENDMENT IS EXECUTED, WHICH THE BORROWER OR ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF THE CREDIT AGREEMENT OR ANY OTHER

LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, AND NEGOTIATION FOR AND EXECUTION OF THIS THIRD AMENDMENT (BUT EXCLUDING IN ALL CASES ANY OF THE FOREGOING ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE RELEASED PARTIES).
     12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, this Third Amendment is executed as of the date first set forth above.

SPARTECH CORPORATION
By:
Randy C. Martin
Executive Vice President and Chief Financial Officer

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:

Title:

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:

Name:

Title:

Signature Page to Third Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender and Syndication Agent

By:

Name:

Title:

Signature Page to Third Amendment

KEYBANK, NATIONAL ASSOCIATION, as a Lender and Syndication Agent

By:

Name:

Title:

Signature Page to Third Amendment

NATIONAL CITY BANK OF PENNSYLVANIA, as a Lender and Documentation Agent

By:

Name:

Title:

Signature Page to Third Amendment

CALYON NEW YORK BRANCH, as a Lender and Documentation Agent

By:

Name:

Title:

Signature Page to Third Amendment

SUNTRUST BANK, as a Lender

By:

Name:

Title:

Signature Page to Third Amendment

FIFTH THIRD BANK, as a Lender

By:

Name:

Title:

Signature Page to Third Amendment

U. S. BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

Signature Page to Third Amendment

COMERICA BANK, as a Lender

By:

Name:

Title:

Signature Page to Third Amendment

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:

Name:

Title:

By:

Name:

Title:

Signature Page to Third Amendment

ACKNOWLEDGED AND AGREED TO:

ATLAS ALCHEM PLASTICS, INC.
ALCHEM PLASTICS CORPORATION
ALCHEM PLASTICS, INC.
SPARTECH PLASTICS, LLC
By:	Spartech Corporation, its sole member
POLYMER EXTRUDED PRODUCTS, INC.
SPARTECH POLYCAST, INC.
SPARTECH TOWNSEND, INC.
SPARTECH INDUSTRIES FLORIDA, INC.
SPARTECH POLYCOM, INC.
FRANKLIN-BURLINGTON PLASTICS, INC.
SPARTECH INDUSTRIES, INC.
ANJAC-DORON PLASTICS, INC.
SPARTECH CMD, LLC
By:	Spartech Corporation, its sole member
SPARTECH FCD, LLC
By:	Polymer Extruded Products, Inc., its sole member
SPARTECH SPD, LLC
By:	Spartech Corporation, its sole member
SPARTECH MEXICO HOLDING COMPANY
SPARTECH MEXICO HOLDING COMPANY TWO
SPARTECH MEXICO HOLDINGS, LLC
By:	Spartech Mexico Holding Company, its sole member
CREATIVE FORMING, INC.
SPARTECH POLYCOM (TEXAS), INC.
ALSHIN TIRE CORPORATION
X-CORE, LLC
By:	Spartech Industries, Inc., its sole member

By:
Randy C. Martin Vice President for all of the above
Signature Page to Third Amendment

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:
To:     Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Credit Agreement, dated as of June 2, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Spartech Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to party thereto and Bank of America, N.A. as Administrative Agent and L/C Issuer.
     The undersigned hereby certifies as of the date hereof that he/she is the                                                               of the Borrower and that, as such, he/she is authorized to execute and deliver this certificate to the Administrative Agent on the behalf of the Borrower and that:
[Use following for fiscal year-end financial statements]
Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following for fiscal quarter-end financial statements]
     1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the date set forth above as the Financial Statement Date. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.
     3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents and
Exhibit C - 1
Form of Compliance Certificate

[select one:]
     [to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it and no Default has occurred and is continuing.]
—or—
     [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
     4. The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date set forth above as the Financial Statement Date.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                                         ,                      .

SPARTECH CORPORATION, a
Delaware corporation

By:

Name:

Title:

Exhibit C - 2
Form of Compliance Certificate

For the Quarter/Year ended                                         (“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I. Section 7.02(c) - Limitation on Asset Dispositions.

A. Aggregate net book value of the property or assets disposed of in asset sales (other than asset sales pursuant to 7.02(a), (b) and 7.02(c)):	$

B. All other asset sales by Borrower and its Subsidiaries during the immediately preceding twelve months:	$

C. Total (Line I.A. + I.B.):	$

D. Maximum (15% x IV.A.(5):	$

II. Section 7.04(e) - Limitations on Loans and Investment.

A. Aggregate outstanding advances, loans, extensions of credit or investments in the ordinary course of business:	$

B. Maximum in aggregate amount at any one time outstanding:		$15,000,000

III. Section 7.05 - Limitation on Indebtedness.

A. Aggregate outstanding amount of Indebtedness of all Subsidiaries (excluding (i) Guarantees permitted pursuant to clauses (a), (b), (c) and (d) of Section 7.12, (ii) Indebtedness of a Subsidiary existing on July 30, 2008 and described in Schedule 7.05 but no increase of any such Indebtedness, (iii) Indebtedness of a Subsidiary owed to the Borrower or any Guarantor, (iv) Indebtedness under the Loan Documents, and (v) Indebtedness of a Subsidiary secured by Liens permitted pursuant to clause (h) of Section 7.01):
$

B. Maximum permitted amount of Subsidiary Indebtedness:		$5,000,000

IV. Section 7.06 - Consolidated Net Worth.

A. Consolidated Net Worth:

(1) Capital stock taken at par or stated value:	$
Exhibit C - 3
Form of Compliance Certificate

(2) Capital in excess of par or stated value relating to capital stock:	$

(3) Retained earnings (or minus any retained earnings deficit):	$

(4) Sum of treasury stock, capital stock subscribed for and unissued and other contra-equity accounts, all as determined in accordance with GAAP:	$

(5) Total (Line IV.A.(1) + (2) + (3) - (4)):	$

B. Minimum Consolidated Net Worth.

(1) $350,000,000:	$

(2) 50% of Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ending on April 30, 2006 (excluding any fiscal quarter in which Consolidated Net Income is not positive):	$

(3) 85% of the net proceeds of any equity issued by the Borrower after January 31, 2006:	$

(4) Non-cash impairment charges for goodwill, intangible and fixed assets:	$

(5) Minimum Consolidated Net Worth (Lines IV.B.(1) + (2) + (3) - (4)):	$

V. Section 7.07 - Minimum Fixed Charge Coverage Ratio.

A. EBITDA for the Borrower and its Subsidiaries on a consolidated basis for the period of the four fiscal quarters most recently ended (the “Subject Period”):

1. Consolidated Net Income for the Subject Period:	$

2. Without duplication and to the extent deducted in determining Net Income, Consolidated Interest Expense:	$
Exhibit C - 4
Form of Compliance Certificate

3. Without duplication and to the extent deducted in determining Net Income, depreciation and amortization expenses and other non-cash charges (including but not limited to expensing of stock options, fixed asset write-offs and impairment of goodwill):
$

4. Without duplication and to the extent deducted in determining Net Income, income and profits taxes:	$

5. Without duplication and to the extent deducted in determining Net Income, cash restructuring expenses (not to exceed $5,000,000 for any period of four consecutive fiscal quarters):	$

6. EBITDA (Lines VI.A.1. + 2. + 3. + 4 + 5.):	$

B. Capital Expenditures for the Subject Period:	$

C. Income tax expenses for the Subject Period:	$

D. Consolidated Interest Expense for the Subject Period:	$

E. Dividends for the Subject Period:	$

F. Scheduled installment payments of principal of Consolidated Indebtedness for the Subject Period:	$

G. Fixed Charge Coverage Ratio ((Line V.A.6. - Line V.B - Line V.C.) ÷ (Line V.D. + Line V.E. + Line V.F.)):	____ to 1.00

H. Minimum Required Fixed Charge Coverage Ratio — see Section 7.07:	____ to 1.00

VI. Section 7.08 - Maximum Leverage Ratio

A. Consolidated Indebtedness:

1. Indebtedness (without duplication)

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments:	$
Exhibit C - 5
Form of Compliance Certificate

(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments:	$

(c) net obligations of such Person under any Swap Contract:	$

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business):	$

(e) accrued obligations in respect of earnout or similar payments payable in cash or which may be payable in cash at the seller’s or obligee’s option:	$

(f) Indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse:
$

(g) Capitalized Lease Obligations and Synthetic Lease Obligations:	$

(h) Obligations in respect of Redeemable Stock of such Person:	$

(i) any “withdrawal liability” of such Person as such term is defined under Part I of Subtitle E of Title IV of ERISA:	$

(j) all Guarantees of such Person in respect of any of the foregoing:	$

(k) Consolidated Indebtedness (Lines VI.A.1.(a) + (b) + (c) + (d) + (e) + (f) + (g) + (h) + (i) + (j)):	$
Exhibit C - 6
Form of Compliance Certificate

B. EBITDA for the Borrower and its Subsidiaries on a consolidated basis for the period of the four fiscal quarters most recently ended (the “Subject Period”). For purposes of calculating the Leverage Ratio as at any date, EBITDA shall be calculated on a pro forma basis assuming that all Acquisition made, and all divestitures completed, during the four consecutive fiscal quarters then most recently ended had been made on the first day of such period (but without adjustment for expected cost savings or other synergies):

1. Consolidated Net Income for the Subject Period:	$

2. Without duplication and to the extent deducted in determining Net Income, Consolidated Interest Expense:	$

3. Without duplication and to the extent deducted in determining Net Income, depreciation and amortization expenses and other non-cash charges (including but not limited to expensing of stock options, fixed asset write-offs and impairment of goodwill):
$

4. Without duplication and to the extent deducted in determining Net Income, income and profits taxes:	$

5. Without duplication and to the extent deducted in determining Net Income, cash restructuring expenses (not to exceed $5,000,000 for any period of four consecutive fiscal quarters):	$

6. EBITDA (Lines VI.B.1. _ 2. + 3. + 4. + 5.):	$

C. Leverage Ratio (Line VI.A.1.(k) ÷ Line VI.B.6.):	_____ to 1.00

D. Maximum Leverage Ratio — see Section 7.08:	_____ to 1.00

VII. Section 7.13 - Limitation on Restricted Payments

A. Aggregate amount of Dividends paid during fiscal quarter	$

B. Aggregate amount of Dividends permitted during fiscal quarter	$1,650,000

VIII. Section 7.18 - Limitation on Capital Expenditures

Exhibit C - 7
Form of Compliance Certificate

A. Aggregate amount of Capital Expenditures made during fiscal year :	$

B. Aggregate amount of Capital Expenditures permitted to be made during fiscal year (see Section 7.18):	$

IX Excess Cash Flow Calculation for fiscal year

A. EBITDA (excluding cash restructuring charges):	$

B. Cash interest income:	$

C. Net decreases (if any) in working capital:	$

D. Lines IX.A. + IX.B. + IX.C.:	$

E. Restricted Payments:	$

F. Income taxes paid in cash:	$

G. Unfinanced portion of Capital Expenditures:	$

H. Amounts expended for Permitted Acquisitions:	$

I. Scheduled principal payments of Indebtedness (excluding intercompany Indebtedness):	$

J. Cash interest and fees in respect of any Indebtedness (excluding intercompany Indebtedness):	$

K. Net increases (if any) in working capital:	$

L. Lines IX.E. + IX.F. + IX.G. + IX.H. + IX.I. + IX.J. + IX.K.:	$

M. Excess Cash Flow (Line IX.D. - Line IX.L.):	$
Exhibit C - 8
Form of Compliance Certificate

SCHEDULE 5.13
SUBSIDIARIES AND EQUITY INVESTMENTS

Jurisdiction of
Name	Organization	Guarantor

(a) Domestic Subsidiaries (Excluding Inactive Subsidiaries)
Atlas Alchem Plastics, Inc.	Delaware	X
Alchem Plastics Corporation	Georgia	X

Alchem Plastics, Inc.	Delaware	X

Spartech Plastics, LLC	Delaware	X
Spartech SPD, LLC	Delaware	X
Spartech CMD, LLC	Delaware	X

Spartech Polycast, Inc.	Delaware	X
Spartech Townsend, Inc.	Delaware	X
Spartech Industries Florida, Inc.	Delaware	X

Spartech Industries, Inc.	Delaware	X
X-Core, LLC	California	X
Alshin Tire Corporation	California	X

Anjac-Doron Plastics, Inc.	Delaware	X

PEPAC Holdings, Inc.	Delaware
Polymer Extruded Products, Inc.	New Jersey	X
Spartech FCD, LLC	Delaware	X

Franklin-Burlington Plastics, Inc.	Delaware	X

Spartech Polycom, Inc.	Pennsylvania	X
Spartech Polycom (Texas), Inc.	Delaware	X

Spartech Mexico Holding Company	Missouri	X
Spartech Mexico Holding Company Two	Missouri	X
Spartech Mexico Holdings, LLC	Missouri	X

Creative Forming, Inc.	Wisconsin	X
Schedule 5.13

2	Schedule 5.13

Jurisdiction of
Name	Organization

(b) Foreign Subsidiaries

Spartech Canada, Inc.	New Brunswick
Spartech de México Holding Company, S. de R.L. de C.V.	Mexico
Spartech de México, S.A. de C.V.	Mexico
Prestadora de Servicios Industriales de Personal, S.A. de C.V.	Mexico
Industriales Spartech de México, S. de R.L. de C.V.	Mexico
Prestadora de Servicios Industriales de Personal, S.A. de C.V.	Mexico
Spartech Polycom, S.A.S.	France

(c) Inactive Subsidiaries

None

(d) Other Equity Investments

Plastic Recycling Center, LLC (50% owned)	South Carolina

SCHEDULE 7.01
EXISTING LIENS

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Corporation	NMHG Financial Services, Inc.	DE SOS	5/2/02	21241235	All of the equipment now or hereafter leased by Lessor to Lessee; and all accessories, additions, replacements and substitutions thereto and therefore and all proceeds including insurance proceeds, thereof. 4131780 NMHGFS Cost Center 08A23

Spartech Corporation	NMHG Financial Services, Inc.	DE SOS	1/30/07	20070380039	Continuation of above filing

Spartech Corporation	De Lage Landen Financial Services, Inc.	DE SOS	4/10/03	30943616	All equipment of any make or manufacture, together with all accessories and attachments financed by or leased to lessee by lessor under Master Lease Agreement Number 218

Spartech Corporation	De Lage Landed Financial Services, Inc.	DE SOS	10/12/07	20073849527	Continuation of above filing

Spartech Corporation	NMHG Financial Services, Inc.	DE SOS	10/27/03	32610114	All of the equipment now or hereafter leased by lessor to lessee; and all accessions, additions, replacements and substitutions thereto and therefrom and all proceeds, including insurance proceeds thereof

Spartech Corporation	NMHG Financial Services, Inc.	DE SOS	4/30/08	20081496098	Continuation of above filing

Spartech Corporation	Citicorp Del Lease, Inc.	DE SOS	11/10/03	32951013	Two New Kalmar Model C508X Serial 566115, 566017 — 188” Mast, 42” Forks, Sideshifter

Spartech Corporation	Citicorp Leasing, Inc.	DE SOS	1/28/04	40230898	One New Nissan Model # JC50LP Serial CPJ029W5347 — Triples Mast, 42” Forks & Sideshifter
Schedule 7.01

1

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Corporation	Atlas Copco Compressors Inc.	DE SOS	5/3/04	41231283	One Atlas Copco Industrial Air Compressor, Model GA 75-VSDAP s/n AII496165, and all proceed derived from the sale or other disposition of this compressor Additional debtor — Spartech PEP

Spartech Corporation	Associates Leasing, Inc.	DE SOS	5/10/04	41298761	In Lieu of Continuation filing — migrated: Filing No. 3037361; Filed with MO SOS, Filed 5/21/99; Collateral One New Nissan Forklift Model JC60LP S/N 9R0913 Together with all present and future attachments, accessories, replacement parts, additions, and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicorp Leasing, Inc.	DE SOS	5/13/04	41339292	One New Mitsubishi Model # FG25KLPHO Serial # AF17C90125 — 188” Mast, 42” Forks & Sideshifter; One New Martin Cab #126012 Additional debtor Spartech Plastics

Spartech Corporation	Citicapital Technology Finance, Inc.	DE SOS	5/18/04	41374133	Equip Desc. OFD# 12655, Oracle, Quantity, Model: Oracle software, serial, license; equip; asset detail.

Spartech Corporation	Citicorp Del-Lease, Inc.	DE SOS	7/28/04	42121426	Three new Nissan Model JC50LP Serial # CPJO29W5072, CPJ029W5073, CPJ029W5294 — 187” Mast, 42” Forks, Sideshifter

Spartech Corporation	Associates Leasing, Inc.	DE SOS	10/7/04	42826636	In Lieu of Continuation Filing — migrated: File No. 3089105, Filed 10/28/99; Filed with MO SOS; Collateral: Two Nissan Forklift Model JC30LP S/N 9N2182 & 9N2179; One Nissan Forklift Model JC60LP S/N 9R1126; together with all present and future attachments, accessories, replacement parts, additions, and all cash and non-cash proceeds thereof.

Spartech Corporation	Associates Commercial	DE SOS	11/9/04	43157957	In Lieu of Continuation Filing — migrated: File No. 3137065, Filed 12/29/99, Filed with KS SOS; Collateral:
	Corporation				One Nissan Forklift Model JC50LP S/N 9P3955, together with all present and future attachments, accessories, replacements parts, additions, and all cash and non-cash proceeds

2

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Corporation	IOS Capital	DE SOS	11/16/04	43292630	All equipment now or hereafter leased in an equipment leasing transaction in connection with that certain Product Schedule No/Agreement 4237733 Master Agreement NO. Customer: 495130 IKCPP8050 C10007980, as amended from time to time between lessor and lessee, including without limit , all additions, improvements, attachments, accessories, accessions, upgrades, etc.

Spartech Corporation	Sun Microsystems Finance	DE SOS	12/3/04	43444819	All equipment and related items (“Products”) that are the subject of and described in any Lease Schedule whether existing now or in the future, to that certain Master Lease Agreement No. 4326123, and all additions, attachments, accessions, replacement parts and substitutions of such products, etc.

Spartech Corporation	Sun Microsystems Finance	DE SOS	12/29/04	50063389	Specific listing of equipment, and all additions, attachments, accessions, replacement parts and substitutions thereof, whether now or hereafter affixed thereto and installed therein, and all proceeds of the foregoing, including insurance proceeds. Lease Agreement Number 4326123-001

Spartech Corporation	Citicapital Commercial Corporation	DE SOS	1/24/05	50255738	In Lieu of Continuation Filing — migrated: File No. 4068533, Filed 7/19/00, Filed with MO SOS: File NO. 093617, Filed 7/21/00; Filed with Cape Girardeau, MO; Collateral — Two Nissan Forklifts Model JC30LP S/N 9N2364 and 9N2387, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Corporation	DE SOS	1/25/05	50263476	In Lieu of Continuation Filing — migrated: File No. 4068535, Filed 7/19/00; Filed with MO SOS; File No. 093616; Filed 8/21/00; Filed with Cape Girardeau, MO; Collateral — One Nissan Forklift Model JC30LP S/N 9N2365, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

3

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Corporation	Citicapital Commercial Corporation	DE SOS	1/25/05	50263575	In Lieu of Continuation Filing — migrated: File No. 2337393, Filed 7/19/00, Filed with IN SOS; Collateral — Two Nissan Forklifts Model JC35LP S/N 9N2274 and 8N2266, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Corporation	DE SOS	1/25/05	50263757	In Lieu of Continuation Filing — migrated: File No. 20020660210, Filed 7/19/00, Filed with CA SOS; Collateral — Four Nissan Forklifts Model JC30LP S/N 9N2183, 9N2184, 9N2185 and 9N2186, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Corporation	DE SOS	1/25/05	50263849	In Lieu of Continuation Filing — migrated: File No. D675818, Filed 7/19/00, Filed with MI SOS; Collateral — One Nissan Forklift Model JC30 S/N 9N2180, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Corporation	DE SOS	1/25/05	50264367	In Lieu of Continuation Filing — migrated: File No. 488303; Filed 11/1/99, Filed with OR SOS; Collateral — One Nissan Forklift Model JC30LP S/N 9N2182, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Corporation	DE SOS	6/26/06	62255503	Amendment to above filing — add collateral — In Lieu of Continuation Filing — migrated: File No. 488303; Filed 11/1/99, Filed with OR SOS, File NO. 488303, Filed 10/11/04, Filed with OR SOS — continuation filing.

4

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	1/25/05	50264540	In Lieu of Continuation Filing — migrated: File No. 2530048, Filed 2/10/99, File No. 573790, Filed 2/4/04, Filed with KS SOS; Collateral — One Nissan Forklift CPJ02a25pv, sn 9p3489, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	1/25/05	50264698	In Lieu of Continuation Filing — migrated: File No. AP286341, Filed 6/12/00; File No. 20043630320, Filed 12/27/04, Filed with OH SOS; Collateral — One Nissan Forklift Model JC30LP S/N 9N2179; One Nissan Forklift Model JC60LP, S/N 9R1126, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	1/25/05	50264854	In Lieu of Continuation Filing — migrated: File No. 2337393, Filed 7/19/00, Filed with IN SOS; Collateral — One Nissan Forklift Model JC30LP S/N 9N2266; One Nissan Forklift Model JC30LP S/N 9N2274, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	6/29/06	62256683	Amendment to above filing added collateral: In Lieu of continuation filing — File No. 50264854, Filed 1/25/05, Filed with DE SOS

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/17/05	50542168	In Lieu of Continuation Filing — migrated: File No. 4067783, Filed 7/18/00, Filed with MO SOS; File No. 200009150, Filed 7/21/00, Filed with St. Louis, MO; Collateral — One Nissan Forklift Model JC80LP, S/N 9R1453, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

5

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/17/05	50542556	In Lieu of Continuation Filing — migrated: File No. 3814662, Filed 7/18/00, Filed with KS SOS; Collateral — One Nissan Forklift Model JC50LP S/N 9P6241; One Nissan Forklift Model JC50LP S/N 9P6242, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/17/05	50542754	In Lieu of Continuation Filing — migrated: File No. 3574977, Filed 5/4/00, Filed with KS SOS; Collateral — One Nissan Forklift Model JC40LP, S/N 9Q0533; One Nissan Forklift Model JC40LP, S/N 9Q5034, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/17/05	50543133	In Lieu of Continuation Filing — migrated: File No. 4206523, Filed 5/8/00, Filed with IL SOS; Collateral — One Nissan Forklift Model JC40LP, S/N 9Q0535, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/17/05	50543398	In Lieu of Continuation Filing — migrated; File No. 004206533, Filed 5/3/00, Filed with IL SOS; Collateral — One Nissan Forklift Model JC40LP S/N 900535, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/18/05	50550823	In Lieu of Continuation Filing — migrated: File No. 3727104, File 6/19/00, Filed with KS SOS; Collateral — One Nissan Forklift Model JC50LP, S/N 9P6731, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

6

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/18/05	50551151	In Lieu of Continuation Filing — migrated: File No. 4059964, Filed 6/21/00, Filed with MO SOS; File No. 200007977, Filed 6/23/00; Filed with St. Louis, MO; Collateral — Contract 111-93417; One Nissan Forklift Model JC30LP S/N 9N2182 contract 111-93886 Two Nissan Forklifts Model JC60LP S/N 9R1126 and Model JC30LP S/N 9N2182, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/18/05	50551235	In Lieu of Continuation Filing — migrated: File No. 0023660486, Filed 8/16/00, Filed with CA SOS; Collateral — One Nissan Forklift Model JC50 S/N 9P7276, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/18/05	50551391	In Lieu of Continuation Filing — migrated: File No. 517187; Filed 6/22/00; Filed with OR SOS; Collateral — One Nissan Forklift Model JC30LP S/N 9N2182, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/18/05	50551458	In Lieu of Continuation Filing — migrated: File No. 4068527, Filed 7/19/00;Filed with MO SOS; File No. 200009152,Filed 7/21/00; Filed with St. Louis, MO; Collateral — Contract 111-93885; One Nissan Forklift Model JC30LP S/N 9N2180 Contract 111-93483 Four Nissan Forklifts Model JC30LP S/N 9N2180, 9N2183, 9N2184, 9N2185 and 9N2186, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/18/05	50551516	In Lie of Continuation Filing — migrated: File No. 3819356; Filed 7/19/00, Filed with KS SOS; Collateral — One Nissan Forklift Model CPJ02A25 S/N 9p618, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

7

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/18/05	50551573	In Lieu of Continuation Filing — migrated: File No. 3588597; Filed 5/8/00; Filed with KS SOS; Collateral — Two Nissan Forklifts Model JC40LP S/N 9Q0531 & 9Q0533, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	2/23/05	50588971	In Lieu of Continuation Filing — migrated: File No. 0023660486, Filed 8/16/00, Filed with CA SOS; Collateral — One Nissan Forklift Model JC50 S/N 9P7276, together with all present and future attachments, accessories, replacement parts, additions and all cash and non-cash proceeds thereof.

Spartech Corporation	Citicapital Commercial Leasing Corporation	DE SOS	6/29/06	62256600	Amendment to above filing — add collateral; In Lieu of Continuation Filing: File NO. 50588971, Filed 2/23/05, Filed with DE SOS

Spartech Corporation	The CIT Group/Equipment Financing, Inc.	DE SOS	9/26/05	52977776	In Lieu of Continuation Filing — migrated: File No. 01-0030233, Filed 1/5/01, Filed with TX SOS, File No. D730294, Filed 1/5/01, Filed with MI SOS; Collateral — One Nissan Model JC80LP S/N 9R1801, and all additions, substitutions, attachments, replacements and accessions thereof, plus the proceeds of all the foregoing.

Spartech Corporation	NMHG Financial Services, Inc.	DE SOS	5/19/06	61701713	All of the equipment now or hereafter leased by Lessor to Lessee; and all accessions, additions, replacements, and substitutions thereto and therefore, and all proceeds including insurance proceeds thereof.

8

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Corporation	Pacific Rim Capital, Inc.	DE SOS	8/28/06	62984599	All present and future goods including, but not limited to various Hitachi equipment, peripherals, and software, and any replacement, substitutions, additions, attachment, modification, update, revision, new version, enhancement, accessory, insurance proceeds and the cash proceeds of an goods, wherever located leaded by Pacific Rim Capital, Inc. (“Lessor”) to Spartech Corporation (“Lessee”) pursuant to Equipment Schedule No. 1 (“Lease”) incorporating the terms of Master Equipment Lease Agreement dated 7/10/06 between Lessor and Lessee. UCC filing intended to be for informational and precautionary purposes only and to give notice of Lessor’s ownership of the goods and the existence of a true lease.

Spartech Corporation	Pacific Rim Capital, Inc.	DE SOS	11/10/06	63932027	All present and future goods including, but not limited to One Nissan Forklift BX50EE Truck and other related equipment, and any replacement, substitutions, additions, attachment, modification, update, revision, new version, enhancement, accessory, insurance proceeds and the cash proceeds of an goods, wherever located leaded by Pacific Rim Capital, Inc. (“Lessor”) to Spartech Corporation (“Lessee”) pursuant to Equipment Schedule No. 2 (“Lease”) incorporating the terms of Master Equipment Lease Agreement dated 7/10/06 between Lessor and Lessee. UCC filing intended to be for informational and precautionary purposes only and to give notice of Lessor’s ownership of the goods and the existence of a true lease.

9

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Corporation	Alpha Systems, Inc.	DE SOS	4/2/07	20071211985	The diamond plate roll is jointly owned by Alpha Systems, Inc., (“Alpha Systems”) and Spartech Corporation dba Spartech Plastics (“Spartech”). Spartech will not extruded sheet or roll stock for anyone other that Alpha Systems, in markets that are served by Alpha Systems, without Alpha Systems prior written consent. The coin pattern roll is not transacted, but is to be owned solely by Alpha Systems. When the transaction for the coin pattern roll is complete, Alpha Systems will have exclusivity for the coin patter roll. Spartech will not extruded sheet or roll stock from the coin pattern roll for anyone other than Alpha Systems without Alpha Systems prior written consent. The diamond plate and coin pattern embossing rolls are described as follows: One Embossed extrusion roller with diamond plate pattern; One Embossed extrusion roller with coin pattern.
					Additional debtor — Spartech Plastics

Spartech Corporation	Pacific Rim Capital, Inc.	DE SOS	9/7/07	20073405718	All present and future goods including, but not limited to One Nissan BX60 Forklift Truck; One Nissan CF60LP Truck; One 770 Cab to fit PF60LP Nissan Forklift; One Nissan PF60LP Fork Truck and One Nissan PF50LP Fork Truck and other related equipment, and any replacement, substitutions, additions, attachment, modification, update, revision, new version, enhancement, accessory, insurance proceeds and the cash proceeds of an goods, wherever located leaded by Pacific Rim Capital, Inc. (“Lessor”) to Spartech Corporation (“Lessee”) pursuant to Equipment Schedule No. 3 (“Lease”) incorporating the terms of Master Equipment Lease Agreement dated 7/10/06 between Lessor and Lessee. UCC filing intended to be f or informational and precautionary purposes only and to give notice of Lessor’s ownership of the goods and the existence of a true lease.

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	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Corporation	MB Financial Bank, N.A.	DE SOS	10/26/07	20074075270	Assignment of above filing

Spartech Corporation	NMHG Financial Services, Inc.	DE SOS	6/10/08	20081976800	All of the equipment now or hereafter leased by Lessor to Lessee; and all accessions, additions, replacements, and substitutions thereto and therefore; and all proceeds including insurance proceeds thereof.

Spartech Corporation — Defendant	Michael B. Conway — Plaintiff	St. Louis County, MO	3/27/97	2197CC-00954	Case Type: CC Person Injury — Other; judgment entered against defendant 8/14/98 in the amount of $100,000.00 — not satisfied

Alchem Plastics, Inc.	General Electric Capital Corporation	DE SOS	12/27/02	23242702	In Lieu of Continuation filing — migrated: File No. 0105760958, Filed 2/23/01, Filed with CA SOS — Collateral: All of Debtor’s right, title and interest in, to and under that following (a) that certain contract dated 12/29/00 involving the equipments: (b) Two GE Jenbacher JGS 616 version E02 reciprocating gas gen-sets and related auxiliaries, plus all other upgrades, attachments, accessories, additions, replacements and substitutions now or hereafter attached thereto and made a part thereof, and all proceeds, including insurance proceeds, of any of the foregoing.

Alchem Plastics, Inc.	General Electric Capital Corporation	DE SOS	8/10/07	20073056214	Continuation of above filing

Spartech Industries, Inc.	Toyota Motor Credit Corporation	DE SOS	10/6/06	63468212	Three Forklift Model # 7FBCU25 Serial # 02559, 02513, 02681; Two Toyota Forklift Model 7BCU25, Serial # 68244, 68225; Two Battery Model 18-85F-23 Serial # PL107061188, PL1070661189; Two Charger Model # PH3M-18-96 Serial # EH149699. It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property. This filing is made as a precaution should the transaction be viewed as other than a true lease

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	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Industries, Inc.	Toyota Motor Credit Corporation	DE SOS	10/20/06	63660149	One Toyota Forklift Model # 7FGCU25 Serial # 03661. It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property. This filing is made as a precaution should the transaction be viewed as other than a true lease

Spartech Industries, Inc.	Toyota Motor Credit Corporation	DE SOS	4/20/07	20071481679	One New Toyota Forklift Model # 7FGCU25 Serial # 04213. It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property. This filing is made as a precaution should the transaction be viewed as other than a true lease

Spartech Industries, Inc.	Toyota Motor Credit Corporation	DE SOS	4/24/08	20081430279	One Toyota Forklift Model # 7FBCU25 Serial # 71084. It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property. This filing is made as a precaution should the transaction be viewed as other than a true lease

Spartech Industries, Inc.	Indiana Dept. of Revenue	Kosciusko County, IN	3/31/08	06953412 (08-005349)	State tax lien in the amount of $2,066.98

Spartech Polycast, Inc.	Toyota Motor Credit Corporation	DE SOS	7/19/07	20072722410	Four Toyota Forklift Model # 8FGCU30 Serial # 10664, 10665, 10666, 10667. It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property

Spartech Polycast, Inc.	Toyota Motor Credit Corporation	DE SOS	10/25/07	20074050711	Four Toyota Forklift Model # 8FGU30 Serial # 11681, 11682, 11696, 11721

Spartech Polycast, Inc.		Bergen County, NJ			No state, federal tax liens or judgment liens — county clerk as of 8/29/08; No state tax liens or judgment liens — Trenton superior court as of 8/29/08

Spartech Polycom, Inc.	Amano Business Credit	PA SOS	11/10/03	20031126307	1 Tennant 5700 XP-FAST; as per lease SP1003

Spartech Polycom, Inc.	Prolift, Inc.	PA SOS	4/26/04	20040428998	New Daewoo Model GC25E s/n CV-0272 Note unit is located at below address: 4921 I.D.A. Park Drive, Lockport NY 14084

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	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Polycom, Inc.	NMHG Financial Services, Inc.	PA SOS	6/30/04	20040698966	Any and all material handling equipment manufactured by NACCO Material Handling Company and any and all attachments to said equipment

Spartech Polycom, Inc.	De Lage Landen Financial Services, Inc.	PA SOS	11/12/04	2004120101706	(1) Nissan CL50 CPL02-9P1267; (2) Nissan CL50 CPL02-9P1218; (3) Nissan CL50 CPL02-9P1219; (4) Nissan CL50 CPL02-9P1220; (5) Nissan CL50 CPL02-9P1231; (6) Nissan CL50 CPL02-9P1232; including all components, additions, upgrades, attachments, accessions, substitutions, replacement and proceeds of the foregoing. This filing is for precautionary purposes in connection with an equipment leasing transaction and is not to be construed as indicating that the transactions is other than a true lease.

Spartech Polycom, Inc.	Prolift, Inc.	PA SOS	5/26/05	2005052604939	One new caterpillar model C4000 s/n AT9000908; Note, unit is located at below address; 4921 I.D.A Park Drive, Lockport, NY 14094

Spartech Polycom, Inc.	NMHG Financial Services, Inc.	PA SOS	5/10/06	2006051001487	All of the equipment now or hereafter leased by Lessor to Lessee, and all accessions, additions, replacements, and substitutions thereto and therefore; and all proceeds including insurance proceeds thereof.

Spartech Polycom, Inc.	Toyota Motor Credit Corporation — Assignor — Jamestown Industrial Trks.	PA SOS	4/18/07	2007041802752	One Toyota Forklift Model #8FGCU20; Serial #10585; It is the intent of the parties that the transaction referenced herein constitutes a true lease; The party designated as the secured party is the owner of the property described herein. The filing is made as a precaution should the transaction be viewed as other than a true lease.

Spartech Polycom, Inc.	Toyota Motor Credit Corporation — Assignor — Forklifts of St. Louis, Inc.	PA SOS	4/18/07	2007041802815	Three New Toyota Forklifts; Model #8FGCU25; Serial # 11128, 11248, 1186; It is the intent of the parties that the transaction referenced herein constitutes a true lease; The party designated as the secured party is the owner of the property described herein. The filing is made as a precaution should the transaction be viewed as other than a true lease.

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	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Polycom, Inc.	Toyota Motor Credit Corporation — Assignor — Forklifts of St. Louis, Inc.	PA SOS	1/10/08	2008011101156	One EZ-GO Model #800 Serial 2594511; It is the intent of the parties that the transaction referenced herein constitutes a true lease. The filing is made as a precaution should the transaction be viewed as other than a true lease.

Spartech Polycom, Inc.	Toyota Motor Credit Corporation — Assignor — Forklifts of St. Louis, Inc.	PA SOS	2/28/08	2008022803816	Five New 2008 Toyota Forklift; Model #85GCU15; Serial # 12287, 12286, 12348, 12352, 12384; Four New Toyota Forklift; Model # 85GCU15; Serial # 12385, 12386, 12387, 12388. It is the intent of the parties that the transaction referenced herein constitutes a true lease; The party designated as the secured party is the owner of the property described herein. The filing is made as a precaution should the transaction be viewed as other than a true lease.

Spartech Polycom, Inc.	Toyota Motor Credit Corporation — Assignor — Forklifts of St. Louis, Inc.	PA SOS	5/6/08	2008050608068	One New 2008 Toyota Forklift; Model # 8FGCU30; Serial # 11458; Two New 2008 Toyota Forklift; Model # 8FGCU25; Serial # 17693, 17641. It is the intent of the parties that the transaction referenced herein constitutes a true lease; The party designated as the secured party is the owner of the property described herein. The filing is made as a precaution should the transaction be viewed as other than a true lease.

Spartech Polycom, Inc.	Louisiana State Dept. of Labor	Calcasieu Parish,	LA 8/30/05	2733208	State tax lien in the amount of $522.23

Spartech Polycom, Inc.	Louisiana State Dept. of Labor	Calcasieu Parish,	LA 12/21/06	2788321	State tax lien in the amount of $865.91

Polymer Extruded Products, Inc.	NMHG Financial Services, Inc.	NJ SOS	11/1/02	21289576	All of the equipment now or hereafter leased by Lessor to Lessee; and all accessories, additions, replacements, and substitutions thereto and therefor and all proceeds including insurance proceeds thereof; 4132871 NMHGFS Cost Center 08A24

Polymer Extruded Products, Inc.	NMHG Financial Services, Inc.	NJ SOS	5/4/07		Continuation of above filing

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	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Industries Florida, Inc.	US Bancorp	DE SOS	10/24/03	32789660	Lease # 164975 DI 551l DI 251; CF 2001. This filing is for informational purposes only

Spartech Industries Florida, Inc.	US Bancorp	DE SOS	4/9/08	20081251204	One BH350 31128751; One BH600 57BE03600; One MFX1450D 90066006; One MFX1450D 90026007; For information purposes only

Spartech Industries Florida, Inc.	Wells Fargo Bank, N.A.	DE SOS	6/6/08	20081935996	One Used Clark Forklift C25C s/n C232L-0157-9592. The equipment described and all equipment parts, accessories, substitutions, additions, accessions and replacements thereto and thereof, now or hereafter installed in, affixed to, or used in conjunction therewith and the proceeds thereof, together with all installment payments, insurance proceeds, other proceeds and payments due and to become due arising from or relating to said equipment

Spartech Plastics, LLC	Citicorp Leasing	DE SOS	5/13/04	41339292	One New Mitsubishi Model #FG25KLPHO Serial # AF17C90128 — 188” Mast, 42” Forks and Sideshifter; One New Martin Cab #126012 Additional Debtor — Spartech Corporation

Spartech Plastics, LLC	Key Equipment Finance Inc.	DE SOS	5/11/05	51450742	Toshiba 550 w/ multiposition stapler including all accessories, attachments, replacement parts and substitutions thereof.

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	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Plastics, LLC	Alpha Systems, Inc.	DE SOS	4/2/07	20071211985	The diamond plate roll is jointly owned by Alpha Systems, Inc., (“Alpha Systems”) and Spartech Corporation dba Spartech Plastics (“Spartech”). Spartech will not extruded sheet or roll stock for anyone other that Alpha Systems, in markets that are served by Alpha Systems, without Alpha Systems prior written consent. The coin pattern roll is not transacted, but is to be owned solely by Alpha Systems. When the transaction for the coin pattern roll is complete, Alpha Systems will have exclusivity for the coin patter roll. Spartech will not extruded sheet or roll stock from the coin pattern roll for anyone other than Alpha Systems without Alpha Systems prior written consent. The diamond plate and coin pattern embossing rolls are described as follows: One Embossed extrusion roller with diamond plate pattern; One Embossed extrusion roller with coin pattern.
					Additional debtor — Spartech Corporation

Spartech Plastics, LLC	Toyota Motor Credit Corporation	DE SOS	6/26/07	20072423787	One New E-Z Go Truck Model # 835 Serial # 2541335

Spartech Plastics, LLC	Toyota Motor Credit Corporation	DE SOS	10/1/07	20073692224	Two Toyota Forklifts Model # 8FGCU32 Serial # 10905, 10928; Two Toyota Forklift Model # 7FBCU32, Serial # 62950, 62951; Four Hawker Model # 024-E0975; Serial # EP107072037, EP107072038, EP107072039; EP107072040 It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property

16

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Plastics, LLC	Toyota Motor Credit Corporation	DE SOS	10/26/07	20074076955	Five Toyota Forklift Model #7FBCU25 Serial # 70192, 70193, 70194, 70228, 70229; Fourteen Batteries; Model #24-85F-17, Serial # PL106071373/374/375/376/377/378/379/380/381/471/472/473; Six chargers Model # PH3M-24-680B Serial # FG15962/63/64/65/66, FI18481. It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property

Spartech Plastics, LLC	Toyota Motor Credit Corporation	DE SOS	10/29/07	20074086723	Five Toyota Forklift Model #7FBCU25 Serial # 70192, 70193, 70194, 70228, 70229; Fourteen Batteries; Model #24-85F-17, Serial # PL106071373/374/375/376/377/378/379/380/381/471/472/473; Six chargers Model # PH3M-24-680B Serial # FG15962/63/64/65/66, FI18481. It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property

Spartech Plastics, LLC	Toyota Motor Credit Corporation	DE SOS	11/14/07	20074334651	One MTC Battery Handling System Model #BHS. It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property

Spartech Plastics, LLC	Toyota Motor Credit Corporation	DE SOS	1/8/08	20080081420	One New 2007 Toyota Forklift Model #7FGCU45 Serial # 64577; One 49” 100F 209487/94 Model # 100F-FPS-B149 Serial # 826206-1R1. It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property

Spartech Plastics, LLC	Toyota Motor Credit Corporation	DE SOS	4/1/08	20081133881	One New 2008 Forklift Model # 8FGCU25 Serial # 356977; Five New 2008 Toyota Forklift Model # 8FGCU15 Serial # 12408, 12446, 12411, 12392, 12433. It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property

17

	SECURED
DEBTOR	PARTY	JURIS	DATE	FILE NO.	COMMENTS
Spartech Plastics, LLC	Toyota Motor Credit Corporation	DE SOS	4/1/08	20081138393	Amendment to above filing to restate collateral: One New 2008 Forklift Model # 8FGCU25 Serial # 18324; Five New 2008 Toyota Forklift Model # 8FGCU15 Serial # 12408, 12446, 12411, 12392, 12433. It is the intent of the parties that the transaction referenced herein constitutes a true lease. The secured party is the owner of the property. This filing is made as a precaution should the transaction be view as other than a true lease.

Spartech Plastics, LLC	Toyota Motor Credit Corporation — Assignor — Toyota Material Handling Midwest, Inc.	DE SOS	6/4/08	20081999901	Six New Toyota Forklifts Model # 8FGCSU20 Serial # 12634, 12651 Model # 8FGCU15 Serial # 12648, 12665 Model # 8FGCU30 Serial # 11896, 11907

Spartech FCD, LLC	NMHG Financial Services, Inc.	DE SOS	4/11/06	61215250	In Lieu of Continuation Filing — migrated filing: Filed with MD SOS; File No. 0000000181250758; Filed 11/30/05; Collateral: All of the equipment now or hereafter leased by Lessor to Lessee; and all accessions, additions, replacements, and substitutions thereto and therefore; and all proceeds including insurance proceeds thereof.

Spartech SPD, LLC	Toyota Motor Credit Corporation	DE SOS	11/11/06	63937570	Specific listing of forklifts and equipment; It is the intent of the parties that the transaction referenced therein constitutes a true lease. The party designated as the secured party is the owner of the property. This filing is made as a precaution should the transaction be view as other than a true lease.

Spartech SPD, LLC	Toyota Motor Credit Corporation	DE SOS	11/20/06	64043543	Amendment to above filing to restate collateral. Specific listing of forklifts and equipment.

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